Exhibit 99.1

ServisFirst Bancshares, Inc. NASDAQ: SFBS May 2020

Forward - Looking Statements ▪ Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward - looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The words "believe," "expect," "anticipate," "project," “plan,” “intend,” “will,” “would,” “might” and similar expressions often signify forward - looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward - looking statements, wherever they occur in this presentation or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward - looking statements. Such forward - looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward - looking statements, including: the global health and economic crisis precipitated by the COVID - 19 outbreak; general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base; economic crises and associated credit issues in industries most impacted by the COVID - 19 outbreak, including the restaurant, hospitality and retail sectors; possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral; the effect of natural disasters, such as hurricanes and tornados, in our geographic markets; and increased competition from both banks and non - bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward - looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10 - K and our other SEC filings. If one or more of the factors affecting our forward - looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward - looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward - looking statements, which speak only as of the date made. ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward - looking statements that are made from time to time. ▪ This presentation includes non - GAAP financial measures. Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation. 2

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank ▪ Total Assets (1) : $9.4 billion ▪ Stockholders’ Equity (1) : $882 million High Growth Coupled with Pristine Credit Metrics (3) ▪ Gross Loans CAGR: 17% ▪ Total Deposits CAGR: 17% ▪ Net Income for Common CAGR: 23% ▪ Diluted EPS CAGR: 21% ▪ ROAA (2) : 1.54% ▪ Efficiency Ratio (2) : 33.11% 1) As of March 31, 2020 2) For three months ended March 31, 2020 3) 5 - year compounded annual growth rate calculated from December 31, 2014 to December 31, 2019 ▪ NPAs / assets (1) : 0.44% ▪ NPLs / loans (1) : 0.45% 3

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – Technology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized business model – Regional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – Teams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 3 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid - market commercial customers that have been neglected or pushed down to branch personnel by national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Reached profitability during the fourth quarter of 2005 and have been profitable every quarter since ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, $4 billion in 2014, $5 billion in 2015, $6 billion in 2016, $7 billion in 2017, $8 billion in 2018, and $9 billion in 2019 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN February ‘15: Metro Bank Acquisition January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005 January ’16: Tampa Bay, FL 2017 2016 2018 2019 August ‘19: Southwest Florida LPO September ‘18: Fort Walton, FL LPO January ‘17: Fairhope, AL

Our Footprint 7 ServisFirst Branches (20) ServisFirst LPOs (2)

Our Regions 8 Total Branches (2) Total MSA Deposits (3) ($ in billions) Market Share (3) (%) 3 41.4 7.3 2 8.2 10.8 2 8.5 8.8 3 7.3 4.6 2 3.4 16.2 1 87.1 0.3 North Port-Sarasota-Bradenton (4) 1 22.0 0.0 2 7.4 5.3 Crestview-Fort Walton Beach-Destin (4) 1 5.7 0.0 1 64.1 0.7 Atlanta-Sandy Springs-Roswell 3 177.2 0.3 Charleston-North Charleston 1 14.7 1.4 Region (1) Birmingham-Hoover Huntsville Pensacola-Ferry Pass-Brent Alabama Florida Montgomery Dothan Mobile Tampa-St. Petersburg-Clearwater Tennessee Georgia South Carolina Nashville-Davidson-Murfreesboro-Franklin 1) Represents metropolitan statistical areas (MSAs) 2) As of May 2020 3) As reported by the FDIC as of 6/30/2019 4) Loan production office

Our Business Model ▪ “Loan making and deposit taking” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light,” with $392 million average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 37% of gross loans – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions – Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10

Risk Management ▪ Manage risk centrally while delivering products and services by each Regional Bank ▪ Centralized/Consistent: operations, compliance, risk, accounting, audit, information technology, and credit administration ▪ Investing resources in Risk Management Group – Hired CRO in 2017; formal written enterprise risk management program is priority – Invested in new technologies (BSA, information security, credit administration) – Enhanced staff and resources for risk, compliance, BSA, and credit administration – Increased scope of internal audits and independent loan reviews ▪ Management committees identify, monitor, and mitigate risks across enterprise ▪ Healthy Regulatory relations ▪ Independent loan portfolio stress testing performed regularly ▪ Sophisticated asset/liability modeling and management reporting ▪ Correspondent Banking Division provides additional stable funding source 11

Risk Management Credit Process • Lending focuses on middle market clients with Regional CEO and Credit Officers approving secured loan relationship up to $5MM. Relationship greater than $5MM are approved by the CCO and/or members of executive management. • Centralized monitoring of ABL relationships greater than $2MM and centralized monitoring of commercial construction projects greater than $3MM. • Independent Loan Review examines 30% of the committed balances annually to affirm risk rating accuracy and proper documentation. • The top three industry exposures are: Real Estate (24%), Healthcare & Social Assistance (12%) and Service Industry (10%). ▪ The top three C&I portfolio industries are: Manufacturing (11%), Health Care & Social Assistance (11%) and Wholesale Trade (10%) ▪ C&I loans account for 37% of the total loan portfolio 12

Risk Management Credit Process • The Bank does not lead any SNCs. We do participate in 9 relationships that are classified as SNCs with current balances of $65MM. • The Bank does not have any Leveraged Loans. • As of 3/31/2020, CRE as a percent of capital was 228% and AD&C as a percent of capital was 56%. • 90% of the Bank’s CRE loans are located in Bank’s five state footprint. • Variable rate loans account for 41% of the portfolio. • 48% of variable rate loans have a floor and the average floor rate is 4.60% • The average loan duration is approximately three and a half years for entire portfolio. • The Bank’s average net credit loss from 2008 through 2010 was 52 basis points compared to a peer average of 121 basis points. 13 1) Peer Group 4 as defined by The Uniform Bank Performance Report (UBPR)

Correspondent Banking Footprint 14 3/31/2019 # of Relationships Balance ($000s) Avg Rel Bal ($) 3/31/2020 # of Relationships Balance ($000s) Avg Rel Bal ($) Total Active Relationships 293 1,030,267 3.52 MM Total Active Relationships 298 1,375,648 4.62 MM Deposit Accounts 656,889 2.25 MM Deposit Accounts 832,025 2.79 MM Fed Funds Purchased 373,378 1.27 MM Fed Funds Purchased 543,623 1.83 MM

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 64 years old 15 William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 65 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 63 years old Henry F. Abbott SVP and Chief Credit Officer ▪ Previously Senior Vice President and Chief Credit Officer of the Correspondent Banking Division, ServisFirst Bank ▪ 39 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 62 years old ▪ Insiders own approximately 12% of outstanding shares

Our Regions Rex D. McKinney EVP and Regional CEO Pensacola ▪ Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust ( Synovus ) ▪ 57 years old 16 Andrew N. Kattos EVP and Regional CEO Huntsville ▪ Previously EVP/Senior Lender for First Commercial Bank ▪ 51 years old J. Harold Clemmer EVP and Regional CEO Atlanta ▪ Previously President of Fifth Third Bank Tennessee and Fifth Third Bank Georgia ▪ 51 years old W. Bibb Lamar EVP and Regional CEO Mobile ▪ Previously CEO of BankTrust for over 20 years ▪ 76 years old G. Carlton Barker EVP and Regional CEO Montgomery ▪ Previously Group President for Regions Bank Southeast Alabama Bank Group ▪ 71 years old B. Harrison Morris EVP and Regional CEO Dothan ▪ Previously Market President of Wachovia’s operation in Dothan ▪ 43 years old Gregory W. Bryant EVP and Regional CEO West Florida ▪ Previously President and CEO of Bay Cities Bank in Tampa Bay ▪ 56 years old Thomas G. Trouche EVP and Regional CEO Charleston ▪ Previously Executive Vice President Coastal Division for First Citizens Bank ▪ 56 years old Bradford A. Vieira EVP and Regional CEO Nashville ▪ Previously SVP and Commercial Banking Manager at ServisFirst Bank ▪ 44 years old

Financial Results

$3,398 $4,224 $5,420 $6,092 $6,916 $7,530 $7,833 2014 2015 2016 2017 2018 2019 3/31/2020 Balance Sheet Growth ▪ 5 - year (1) CAGR of gross loans and total deposits = 17% ▪ 5 - year (1) CAGR of non - interest bearing deposits = 17% 18 5 - year (1) CAGR = 17% 5 - year (1) CAGR = 17% Gross Loans ($mm) Total Deposits ($mm) $3,360 $4,216 $4,912 $5,851 $6,533 $7,261 $7,569 2014 2015 2016 2017 2018 2019 3/31/2020 1) 5 – year CAGR = 12/31/2014 – 12/31/2019

$ 1.05 $ 1.20 $ 1.52 $ 1.72 $ 2.53 $ 2.76 $ 0.64 2014 2015 2016 2017 2018 2019 3/31/2020 $51.9 $63.3 $81.4 $93.0 $136.9 $149.2 $34.8 2014 2015 2016 2017 2018 2019 3/31/2020 Income Growth ▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering 19 5 - year (1) CAGR = 23% 5 - year (1) CAGR = 21% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share 1) 5 – year CAGR = 12/31/2014 – 12/31/2019

Balance Sheet Makeup ▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio 20 Deposit Mix (1) 1.14% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 4.88% Yield on Loans (2) 1) For period ending March 31, 2020 2) Average for the three months ended March 31, 2020 Non - interest bearing 25% CDs 11% NOW, Money market, and savings 64% Commercial & industrial 37% Consumer 1% Real estate - construction 7% Consumer mortgage 9% CRE non - owner occupied 24% CRE owner occupied 22%

Loan Growth by Region 21 12/31/2019 3/31/2020 YTD Growth YTD Annualized Growth Rate 3,007,758$ 3,079,514$ 71,756$ 10% 416,425$ 473,057$ 56,632$ 55% 712,945$ 768,659$ 55,714$ 31% 264,319$ 306,506$ 42,187$ 64% 308,382$ 337,643$ 29,261$ 38% 437,221$ 456,393$ 19,172$ 18% 401,743$ 413,846$ 12,103$ 12% 653,600$ 662,622$ 9,022$ 6% 605,271$ 613,335$ 8,064$ 5% 453,788$ 457,260$ 3,472$ 3% 7,261,451$ 7,568,836$ 307,385$ 17% Dollars in Thousands Region Total Loans Mobile, AL Atlanta, GA Charleston, SC Dothan, AL West Florida Huntsville, AL Pensacola, FL Montgomery, AL Birmingham, AL Nashville, TN

Loan Growth by Type 22 Dollars in Thousands Loan Type 12/31/2019 3/31/2020 2,696,210$ 2,771,307$ 75,097$ 24% 521,392$ 548,578$ 27,186$ 9% 1,587,478$ 1,678,532$ 91,054$ 30% 644,188$ 675,870$ 31,682$ 10% 1,747,394$ 1,834,137$ 86,743$ 28% 3,979,060$ 4,188,539$ 209,479$ 68% 64,789$ 60,412$ (4,377)$ -1% 7,261,451$ 7,568,836$ 307,385$ Total Loans YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real Estate - Construction Consumer Owner-Occupied Commercial 1-4 Family Mortgage Other Mortgage Subtotal: Real Estate - Mortgage

Credit Trends (In Thousands) 2014 2015 2016 2017 2018 2019 3/31/2020 1-4 Family Construction Speculative 13,608$ 25,794$ 27,835$ 31,230$ 34,594$ 47,809$ 63,594$ 1-4 Family Construction Sold 28,124$ 29,086$ 45,051$ 47,441$ 46,467$ 56,105$ 40,257$ Resi Acquisition & Development 20,009$ 18,693$ 17,681$ 40,956$ 24,542$ 37,219$ 42,917$ Multifamily Permanent 54,725$ 71,217$ 92,052$ 127,502$ 160,981$ 300,281$ 296,868$ Residential Lot Loans 25,630$ 27,844$ 23,138$ 20,059$ 26,222$ 26,486$ 28,520$ Commercial Lots 16,007$ 17,986$ 25,618$ 31,601$ 43,610$ 50,198$ 49,960$ Raw Land 30,124$ 60,360$ 37,228$ 44,145$ 50,111$ 45,193$ 47,905$ Commercial Construction 76,904$ 72,807$ 158,537$ 365,442$ 307,645$ 254,983$ 274,127$ Other CRE Income Property 341,262$ 517,416$ 640,793$ 748,630$ 1,045,233$ 1,333,276$ 1,431,386$ Total CRE (Excluding O/O CRE) 606,394$ 841,203$ 1,067,930$ 1,457,006$ 1,739,405$ 2,151,550$ 2,275,535$ Total Risk-Based Capital (Bank Level) 458,073$ 530,688$ 616,415$ 718,151$ 838,216$ 962,616$ 999,273$ CRE as % of Total Capital 132% 159% 173% 203% 208% 224% 228% Total Gross Loans 3,359,858$ 4,216,375$ 4,911,770$ 5,851,261$ 6,533,499$ 7,261,451$ 7,568,836$ CRE as % of Total Portfolio 18% 20% 22% 25% 27% 30% 30% CRE Owner Occupied 793,917$ 1,014,669$ 1,171,719$ 1,328,666$ 1,463,887$ 1,588,148$ 1,594,491$ CRE OO as % of Total Portfolio 24% 24% 24% 23% 22% 22% 21% CRE OO as % of Total Capital 173% 191% 190% 185% 175% 165% 160% AD&C 208,769$ 243,267$ 335,085$ 580,874$ 533,191$ 517,992$ 556,967$ AD&C as % of Total Capital 46% 46% 54% 81% 64% 54% 56% AD&C as % of Total Portfolio 6% 6% 7% 10% 8% 7% 7% Commercial Real Estate Trends Acquisition, Development, & Construction Trends Year Ended December 31, 23

Credit Quality ▪ Strong loan growth while maintaining asset quality discipline 24 Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 0.41% 0.26% 0.34% 0.26% 0.41% 0.50% 0.44% 2014 2015 2016 2017 2018 2019 3/31/2020 0.30% 0.18% 0.34% 0.19% 0.43% 0.50% 0.45% 2014 2015 2016 2017 2018 2019 3/31/2020 0.17% 0.13% 0.11% 0.29% 0.20% 0.33% 0.26% 2014 2015 2016 2017 2018 2019 3/31/2020 1.06% 1.03% 1.06% 1.02% 1.05% 1.05% 1.13% 2014 2015 2016 2017 2018 2019 3/31/2020

Profitability Metrics ▪ Consistent earnings results and strong momentum 25 Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Exp lanation of Non - GAAP Financial Measures" included on page 37 of this presentation. 1.44% 1.42% 1.42% 1.48% 1.88% 1.71% 1.54% 2014 2015 2016 2017 2018 2019 3/31/2020 16.74% 15.73% 16.63% 16.95% 20.95% 18.99% 16.23% 2014 2015 2016 2017 2018 2019 3/31/2020 3.68% 3.75% 3.42% 3.68% 3.75% 3.46% 3.58% 2014 2015 2016 2017 2018 2019 3/31/2020 14.88% 14.88% 14.96% 16.64% 16.96% 20.96% 16.23% 2014 2015 2016 2017 2018 2019 3/31/2020

45.54% 41.54% 38.69% 38.75% 40.60% 39.47 34.71% 32.57% 33.31% 33.11% 1.79% 1.64% 1.51% 1.47% 1.55% 1.41 1.32% 1.26% 1.20% 1.23% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 3/31/2020 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets Efficiency ▪ Our operating structure and business strategy enable efficient, profitable growth 26 Core Efficiency Ratio (1) and Core Non - interest Expense / Average Assets (1) (1) (1) 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 37 of this presentation .

Interest Rate Risk Profile 27 Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - Rate Loans 41% of loans are variable rate Deposit Mix 25% of deposits are held in non - interest bearing demand deposit accounts - 0.8% 0.1% 0.7% - 5.2% 2.7% 6.6% -9.0% -4.0% 1.0% 6.0% 11.0% Down 100 bps Up 100 bps Up 200 bps Year 1 Year 2

SFBS Adjusted Funding Cost Comparative Analysis Description of Analysis ▪ The following analysis was conducted in an effort to assess the value assigned by the market to ServisFirst’s branch delivery system relative to its reported cost of deposits ▪ Fundamental to the analysis is the approximation of an adjusted cost of deposits, which are inclusive of estimated expenses or “overhead” attributable to the branch delivery system, the calculation of which is predicated on the following assumptions: – Reported cost of interest bearing deposits and reported cost of total deposits for the quarter ending March 31, 2020 and Last Twelve Months (LTM) as of March 31, 2020 serve as the basis for the funding costs – Reported deposit costs are adjusted to include 41.4% of reported compensation and benefits expense , and 78.2% of reported occupancy & equipment expense for the same Most Recent Quarter (MRQ) and LTM time periods (1) ▪ In order to gauge the resulting adjusted cost of deposits relative to market valuation, the same analysis was performed across three comparable groups for purposes of comparing / contrasting ServisFirst’s position relative to peers (2) : – Southeast Peer Group : Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion – High Performing Peer Group : Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion, TCE / TA > 8.0%, and LTM Core ROAA > 1.60% – High Priced Peer Group : Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and P / TBV > 190% 28 1) Percentages derived from SFBS management’s internal analysis ; inclusive of management estimates of salary and benefits expense for deposit gathering officers, support staff, monthly core system costs, and additional support center overhead 2) Selected Peer Groups can be found on page 39

SFBS Adjusted Funding Cost Comparative Analysis 29 1) Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion 2) Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion, TCE / TA > 8.0%, and LTM Core ROAA > 1.60% 3) Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and P / TBV > 190% Note: Financial data as of March 31, 2020 Note: Market information as of April 28, 2020 Source: S&P Global Market Intelligence Branch Ave. Dep. 2020E2021E Count / Branch TBV EPS EPS City, State (#) ($M) (%) (x) (x) MRQ LTM MRQ LTM MRQ LTM MRQ LTM MRQ LTM MRQ LTM Birmingham, AL 20 $391.6 226 13.2 14.0 1.14% 1.59% 0.88% 1.24% 1.65% 2.13% 1.27% 1.66% 51 54 39 42 High 200 $211.5 203 16.1 20.7 1.36% 1.44% 1.16% 1.17% 3.91% 4.09% 2.65% 2.79% 268 268 182 183 Low 29 $42.7 75 9.7 8.8 0.68% 0.74% 0.47% 0.52% 2.05% 2.28% 1.46% 1.60% 125 128 89 95 Mean 102 $98.2 137 12.2 14.1 0.97% 1.10% 0.72% 0.82% 2.79% 2.80% 2.03% 2.08% 177 171 129 126 Median 95 $68.1 135 12.0 12.1 0.89% 1.01% 0.71% 0.81% 2.79% 2.60% 2.00% 1.94% 167 154 124 120 High 231 $653.4 346 24.7 26.0 1.39% 1.73% 1.07% 1.35% 8.60% 8.71% 5.90% 6.03% 746 750 511 519 Low 38 $40.3 102 8.2 7.8 0.31% 0.32% 0.19% 0.20% 1.88% 2.11% 0.96% 0.96% 88 84 64 64 Mean 110 $145.9 207 14.5 17.5 0.75% 0.85% 0.54% 0.58% 3.03% 3.06% 1.97% 2.04% 223 220 143 145 Median 84 $82.3 203 13.6 18.1 0.72% 0.71% 0.50% 0.43% 2.19% 2.34% 1.48% 1.62% 133 176 97 101 High 231 $243.3 346 24.7 24.7 0.89% 1.01% 0.71% 0.81% 2.57% 2.55% 1.85% 1.85% 194 194 130 141 Low 59 $40.3 199 12.1 16.0 0.07% 0.07% 0.04% 0.04% 1.44% 1.51% 0.78% 0.81% 124 128 74 76 Mean 112 $99.1 251 17.7 20.0 0.51% 0.56% 0.36% 0.38% 2.07% 2.17% 1.36% 1.44% 154 161 100 106 Median 90 $81.3 239 17.1 19.6 0.49% 0.59% 0.36% 0.40% 2.09% 2.21% 1.30% 1.45% 141 161 100 101 Deposits (%) Cost of Int. Bearing Southeast Peer Group (1) High Performing Peer Group (2) High Priced Peer Group (3) Cost of Total Deposits (%) Deposits (%) Bearing Deposits (%) Adjusted Cost Impact of Adjustment Cost of Int. Bearing Cost of Total Adjust. Cost of Int. Adjust. Cost of Total Basis Points Increase Basis Points Increase Reported Cost Assumptions: Timing Basis % Comp & Benefits % Occupancy & Market 3/31/2020 41.40% 78.20% Ticker: SFBS Company: ServisFirst Bancshares Inc.

Appendix

Our Regions: Centers for Continued Growth ▪ Birmingham, Alabama – Key Industries : Metals manufacturing, finance, insurance, healthcare services and distribution – Key Employers : Protective Life, Encompass Health, Vulcan Materials Company, AT&T, American Cast Iron Pipe Company, Southern Company, and University of Alabama at Birmingham ▪ Huntsville, Alabama – Key Industries : U.S. government, aerospace/defense, commercial and university research – Key Employers : U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin, and Toyota Motor Manufacturing ▪ Montgomery, Alabama – Key Industries : U.S. and state government, U.S. Air Force , automotive manufacturing – Key Employers : Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, and MOBIS Alabama 31

Our Regions: Centers for Continued Growth (cont.) ▪ Dothan, Alabama – Key Industries : Agriculture, manufacturing, and healthcare services – Key Employers : Southeast Alabama Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Pemco World Air Services, Globe Motors, and AAA Cooper Transportation ▪ Pensacola, Florida – Key Industries : Military, health services, medical technology industries, and tourism – Key Employers : Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company, University of West Florida, Solutia, and GE Wind Energy ▪ Mobile, Alabama – Key Industries : Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing – Key Employers : Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex , ThyssenKrupp, Infirmary Health Systems, University of South Alabama, ST Aerospace Mobile, and EADS 32

Our Regions: Centers for Continued Growth (cont.) ▪ Nashville, Tennessee – Key Industries : Healthcare, manufacturing, transportation, and technology – Key Employers : HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems ▪ Charleston, South Carolina – Key Industries : Maritime, information technology, higher education, military, manufacturing, and tourism – Key Employers : Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC ▪ Atlanta, Georgia – Key Industries : Logistics, media, information technology, and entertainment – Key Employers : Coca - Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network, and Cox Enterprises ▪ West Florida – Key Industries : Defense, financial services, information technology, healthcare, transportation, manufacturing, and tourism – Key Employers : Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, Sarasota Memorial Health Care System, Beall’s Inc., and Teco Energy 33

Our Financial Performance: Key Operating and Performance Metrics 34 2012 2013 2014 2015 2016 2017 2018 20193/31/2020 Balance Sheet Total Assets $2,906 $3,521 $4,099 $5,096 $6,370 $7,082 $8,007 $8,948 $9,365 Net Loans $2,337 $2,828 $3,324 $4,173 $4,860 $5,792 $6,465 $7,185 $7,483 Deposits $2,512 $3,020 $3,398 $4,224 $5,420 $6,092 $6,916 $7,530 $7,833 Loans / Deposits 94% 95% 99% 99% 90% 95% 93% 95% 96% Total Equity $233 $297 $407 $449 $523 $608 $715 $843 $882 Profitability Net Income $34.4 $41.6 $52.3 $63.5 $81.5 $93.1 $136.9 $149.2 $34.8 Net Income Available to Common $34.0 $41.2 $51.9 $63.3 $81.4 $93.0 $136.9 $149.2 $34.8 Core Net Income Available to Common (1) $34.0 $41.2 $53.6 $65.0 $81.4 $96.3 $136.9 $147.9 $34.8 Core ROAA (1) 1.31% 1.32% 1.44% 1.42% 1.42% 1.48% 1.88% 1.71% 1.54% Core ROAE (1) 15.99% 15.70% 15.00% 14.96% 16.64% 16.96% 20.96% 19.00% 16.23% Core ROACE (1) 19.41% 18.30% 16.74% 15.73% 16.63% 16.95% 20.95% 18.99% 16.23% Net Interest Margin 3.80% 3.80% 3.68% 3.75% 3.42% 3.68% 3.75% 3.46% 3.58% Core Efficiency Ratio (1) 41.54% 38.78% 38.86% 40.73% 39.47% 34.71% 32.57% 33.31% 33.11% Capital Adequacy Tangible Common Equity to Tangible Assets (2) 6.65% 7.31% 8.96% 8.54% 7.99% 8.39% 8.77% 9.27% 9.28% Common Equity Tier 1 RBC Ratio NA NA NA 9.72% 9.78% 9.51% 10.12% 10.50% 10.68% Tier I Leverage Ratio 8.43% 8.48% 9.91% 8.55% 8.22% 8.51% 9.07% 9.13% 9.56% Tier I RBC Ratio 9.89% 10.00% 11.75% 9.73% 9.78% 9.52% 10.13% 10.50% 10.68% Total RBC Ratio 11.78% 11.73% 13.38% 11.95% 11.84% 11.52% 12.05% 12.31% 12.54% Asset Quality NPAs / Assets 0.69% 0.64% 0.41% 0.26% 0.34% 0.25% 0.41% 0.50% 0.44% NCOs / Average Loans 0.24% 0.33% 0.17% 0.13% 0.11% 0.29% 0.20% 0.33% 0.26% Loan Loss Reserve / Gross Loans 1.11% 1.07% 1.06% 1.03% 1.06% 1.02% 1.05% 1.05% 1.13% Per Share Information Common Shares Outstanding 37,612,872 44,100,072 49,603,036 51,945,396 52,636,896 52,992,586 53,375,195 53,623,740 53,844,009 Book Value per Share $5.14 $5.83 $7.41 $8.65 $9.93 $11.47 $13.40 $15.71 $16.38 Tangible Book Value per Share (2) $5.14 $5.83 $7.41 $8.35 $9.65 $11.19 $13.13 $15.45 $16.12 Diluted Earnings per Share $0.83 $0.95 $1.05 $1.20 $1.52 $1.72 $2.53 $2.76 $0.64 Core Diluted Earnings per Share (1) $0.83 $0.95 $1.08 $1.23 $1.52 $1.78 $2.53 $2.74 $0.64 Dollars in Millions Except per Share Amounts 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Exp lanation of Non - GAAP Financial Measures" included on page 37 of this presentation. 2) Non - GAAP financial measures. "Tangible Common Equity to Tangible Assets" and "Tangible Book value per Share" are not measures o f financial performance recognized by generally accepted accounting principles in the United States, or GAAP.

Our Financial Performance: Asset Quality 35 Dollars in Thousands 2012 2013 2014 2015 2016 2017 2018 2019 3/31/2020 Nonaccrual Loans: 1-4 Family 453 1,878 1,596 198 74 459 2,046 1,440 1,736 Owner-Occupied Commercial Real Estate 2,786 1,435 683 -- -- 556 3,358 10,826 10,235 Other Real Estate Loans 240 243 959 1,619 -- -- 5,022 1,507 -- Commercial, Financial & Agricultural 276 1,714 172 1,918 7,282 9,712 10,503 14,729 15,130 Construction 6,460 3,749 5,049 4,000 3,268 -- 997 1,588 1,804 Consumer 135 602 666 31 -- 38 -- -- 9 Total Nonaccrual Loans 10,350 9,621 9,125 7,766 10,624 10,765 21,926 30,091 28,914 Total 90+ Days Past Due & Accruing 8 115 925 1 6,263 60 5,844 6,021 4,893 Total Nonperforming Loans 10,358 9,736 10,050 7,767 16,887 10,825 27,770 36,112 33,868 Other Real Estate Owned & Repossessions 9,721 12,861 6,840 5,392 4,988 6,701 5,169 8,178 7,448 Total Nonperforming Assets 20,079 22,597 16,890 13,159 21,875 17,526 32,939 44,290 41,316 Troubled Debt Restructurings (TDRs) (Accruing): 1-4 Family 1,709 8,225 -- -- -- 850 -- -- -- Owner-Occupied Commercial Real Estate 3,121 -- -- -- -- 3,664 -- -- -- Other Real Estate Loans 302 285 1,663 253 204 -- -- -- -- Commercial, Financial & Agricultural 1,168 962 6,632 6,618 354 11,438 3,073 625 975 Construction 3,213 217 -- -- -- 997 -- -- -- Consumer -- -- -- -- -- -- -- -- -- Total TDRs (Accruing) 9,513 9,689 8,295 6,871 558 16,949 3,073 625 975 Total Nonperforming Assets & TDRs (Accruing) 29,592 32,286 25,185 20,030 22,433 34,475 36,012 44,915 42,291 Total Nonperforming Loans to Total Loans 0.44% 0.34% 0.30% 0.18% 0.34% 0.19% 0.43% 0.50% 0.45% Total Nonperforming Assets to Total Assets 0.69% 0.64% 0.41% 0.26% 0.34% 0.25% 0.41% 0.50% 0.44% Total Nonperforming Assets & TDRs (Accruing) to Total Assets 1.02% 0.92% 0.61% 0.39% 0.35% 0.49% 0.45% 0.50% 0.45%

Our Financial Performance: Loan Loss Reserve and Charge - Offs 36 Dollars in Thousands 2017 2018 20193/31/2020 Allowance for Loan Losses:       Beginning of Year $ 22,030 $ 26,258 $ 30,663 $ 35,629 $ 43,419 $51,893 $ 59,406 $ 68,600 $ 76,584 Charge-Offs:     Commercial, Financial and Agricultural (1,106) (1,932) (2,311) (3,802) (3,791) (13,910) (11,428) (15,015) (2,640) Real Estate - Construction (3,088) (4,829) (1,267) (667) (815) (56) - - (454) Real Estate - Mortgage: (660) (241) (1,965) (1,104) (380) (2,056) (1,042) (6,882) (1,678) Consumer (901) (210) (228) (171) (212) (310) (283) (592) (58) Total Charge-Offs (5,755) (9,012) (5,771) (5,744) (5,198) (16,332) (12,753) (22,489) (4,830) Recoveries:     Commercial, Financial and Agricultural 125 66 48 279 49 337 349 306 62 Real Estate - Construction 58 296 322 238 76 168 112 3 1 Real Estate - Mortgage: 692 36 74 169 146 89 46 13 1 Consumer 8 11 34 1 3 26 38 107 12 Total Recoveries 883 409 478 687 274 620 545 429 76       Net Charge-Offs (4,872) (8,603) (5,293) (5,057) (4,924) (15,712) (12,208) (22,060) (4,754)       Allocation from LGP - - - - - - - 7,406 0 Provision for Loan Losses Charged to Expense 9,100 13,008 10,259 12,847 13,398 23,225 21,402 22,638 13,584       Allowance for Loan Losses at End of Period $ 26,258 $ 30,663 $ 35,629 $ 43,419 $ 51,893 $59,406 $ 68,600 $ 76,584 $ 85,414       As a Percent of Year to Date Average Loans:     Net Charge-Offs 0.24% 0.33% 0.17% 0.13% 0.11% 0.29% 0.20% 0.32% 0.26% Provision for Loan Losses 0.45% 0.50% 0.34% 0.34% 0.30% 0.43% 0.35% 0.33% 0.74% Allowance for Loan Losses As a Percentage of: Loans 1.11% 1.07% 1.06% 1.03% 1.06% 1.02% 1.05% 1.05% 1.13% 201620142013 2012 2015

GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures We recorded a $ 1 . 7 million credit to our FDIC and other regulatory assessments expense in 2019 as a result of the FDIC’s Small Bank Assessment Credit . We recorded $ 3 . 1 million of additional tax expense as a result of revaluing our net deferred tax assets at December 31 , 2017 due to lower corporate income tax rates provided by the Tax Cuts and Jobs Act passed into law in December 2017 . The revaluation adjustment of our net deferred tax asset position was impacted by a number of factors, including increased loan charge - offs in the fourth quarter of 2017 , increases in deferred tax liabilities relating to depreciation expense on our new headquarters building, and dividends from our captive real estate investment trusts . In 2017 we also recorded expenses of $ 347 , 000 related to terminating the lease agreement on our previous headquarters building in Birmingham, Alabama and expenses of moving into our new headquarters building . We recorded expenses of $ 2 . 1 million in 2015 related to the acquisition of Metro Bancshares, Inc . and the merger of Metro Bank with and into the bank, and recorded an expense of $ 500 , 000 resulting from the initial funding of reserves for unfunded loan commitments, consistent with guidance provided in the Federal Reserve Bank’s Interagency Policy Statement SR 06 - 17 . The table below presents computations of earnings and certain other financial measures which exclude the significant adjustments discussed above . These non - GAAP financial measures include “adjusted net income available to common stockholders,” “adjusted earnings per share, basic,” “adjusted earnings per share, diluted,” “adjusted return on average assets,” “adjusted return on average stockholders’ equity,” “adjusted return on average common stockholders’ equity” and “adjusted efficiency ratio . ” Adjusted earnings per share, basic is adjusted net income available to common stockholders divided by weighted average shares outstanding . Adjusted earnings per share, diluted is adjusted net income available to common stockholders divided by weighted average diluted shares outstanding . Adjusted return on average assets is adjusted net income divided by average total assets . Adjusted return of average stockholders’ equity is adjusted net income divided by average total stockholders’ equity . Adjusted return of average common stockholders’ equity is adjusted net income divided by average common stockholders’ equity . The adjusted efficiency ratio is adjusted non - interest expense divided by the sum of adjusted net interest income and adjusted non - interest income . Our management and board use these non - GAAP measures for reporting financial performance to internal users for management purposes and externally as part of presentations to investors . We believe these non - GAAP financial measures provide useful information to management, our board and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP ; however, we acknowledge that these non - GAAP financial measures have inherent limitations, are not audited and are not required to be uniformly applied . The following reconciliation table provides a more detailed analysis of the non - GAAP financial measures for the years ended December 31 , 2019 , 2017 and 2015 . All amounts are in thousands, except share and per share data . 37

GAAP Reconciliation 38 1) Adjustment includes 41 . 4 % of reported compensation and benefits expense and 78 . 2 % of reported occupancy and equipment expense . Percentages were derived from SFBS management’s internal analysis ; inclusive of management estimates of salary and benefits expense for deposit gathering officers, support staff, monthly core system costs, and additional support center overhead Dollars in Thousands Provision for income taxes - GAAP $ 37,618 $ 44,258 $ 25,465 $ 21,601 Adjustment for non-routine expense/credit 421 -132 829 865 Core provision for income taxes - non-GAAP $ 38,039 $ 44,126 $ 26,294 $ 22,466 Return on average assets - GAAP 1.73% 1.43% 1.38% 1.39 % Net income - GAAP $ 149,180 $ 93,092 $ 63,540 $ 52,377 Adjustment for non-routine expense/credit -1,185 3,274 1,767 1,612 Core net income - non-GAAP $ 147,995 $ 96,366 $ 65,307 $ 53,989 Average assets $ 8,638,604 $ 6,495,067 $ 4,591,861 $ 3,757,932 Core return on average assets - non-GAAP 1.71% 1.48% 1.42% 1.44 % Return on average common stockholders' equity - GAAP 19.15% 16.37% 15.30% 16.23 % Net income available to common stockholders - GAAP $ 149,180 $ 93,030 $ 63,260 $ 51,946 Adjustment for non-routine expense/credit -1,185 3,274 1,767 1,612 Core net income available to common stockholders - non-GAAP $ 147,995 $ 96,304 $ 65,027 $ 53,558 Average common stockholders' equity $ 779,071 $ 568,228 $ 413,445 $ 320,005 Core return on average common stockholders' equity - non-GAAP 18.99% 16.95% 15.73% 16.74 % Diluted earnings per share - GAAP $ 2.76 $ 1.72 $ 1.20 $ 1.05 Weighted average shares outstanding, diluted - GAAP 54,103,074 54,123,957 52,885,108 49,636,442 Core diluted earnings per share - non-GAAP $ 2.73 $ 1.78 $ 1.23 $ 1.08 Cost of Interest Bearing Deposits, Most Recent Quarter - GAAP 1.14 % Cost of Total Deposits, Most Recent Quarter - GAAP 0.88 % Adjustment for Salary/Benefits & Occupancy/Equipment, MRQ (1) $ 7,540 Adjusted Cost of Interest Bearing Deposits, MRQ - non-GAAP 1.65 % Adjusted Cost of Total Deposits, Most Recent Quarter - non-GAAP 1.27 % Cost of Interest Bearing Deposits, Last Twelve Months - GAAP 1.59 % Cost of Total Deposits, Last Twelve Months - GAAP 1.24 % Adjustment for Salary/Benefits & Occupancy/Equipment, LTM (1) $ 31,173 Adjusted Cost of Interest Bearing Deposits, LTM - non-GAAP 2.13 % Adjusted Cost of Total Deposits, Last Twelve Months - non-GAAP 1.66 % Book value per share - GAAP $ 16.38 $ 15.71 $ 13.40 $ 11.47 $ 9.93 $ 8.65 $ 7.41 Total common stockholders' equity - GAAP 881,886 842,682 715,203 607,604 522,889 449,147 367,255 Adjusted for goodwill and other identifiable intangible assets 14,111 14,179 14,449 14,787 14,996 15,330 - Tangible common stockholders' equity - non-GAAP $ 867,775 $ 828,503 $ 700,754 $ 592,885 $ 507,893 $ 433,817 $ 367,255 Tangible book value per share - non-GAAP $ 16.12 $ 15.45 $ 13.13 $ 11.19 $ 9.65 $ 8.35 $ 7.41 Stockholders' equity to total assets - GAAP 9.42% 9.42% 8.93% 8.58% 8.21% 8.81% 8.96 % Total assets - GAAP $ 9,364,882 $ 8,947,653 $8,007,382 $ 7,082,384 $6,370,448 $ 5,095,509 $ 4,098,679 Adjusted for goodwill and other identifiable intangible assets 14,111 14,179 14,449 14,719 14,996 15,330 - Total tangible assets - non-GAAP $ 9,350,771 $ 8,933,474 $7,992,933 $ 7,067,665 $6,355,452 $ 5,080,179 $ 4,098,679 Tangible common equity to total tangible assets - non-GAAP 9.28% 9.27% 8.77% 8.39% 7.99% 8.54% 8.96 % As Of and For the Quarter Ended March 31, 2020 As Of and For the Year Ended December 31, 2019 As Of and For the Year Ended December 31, 2014 As Of and For the Year Ended December 31, 2015 As Of and For the Year Ended December 31, 2016 As Of and For the Year Ended December 31, 2017 As Of and For the Year Ended December 31, 2018

Selected Peer Groups Southeast Peer Group High Performing Peer Group High Priced Peer Group Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and Price/TBV > 190% Ticker Company Name City, State BOH Bank of Hawaii Corp. Honolulu, HI CHCO City Holding Co. Cross Lanes, WV CBSH Commerce Bancshares Inc. Kansas City, MO CBU Community Bank System Inc. De Witt, NY CVBF CVB Financial Corp. Ontario, CA FFIN First Financial Bankshares Abilene, TX GBCI Glacier Bancorp Inc. Kalispell, MT INDB Independent Bank Corp. Rockland, MA TMP Tompkins Financial Corporation Ithaca, NY WABC Westamerica Bancorp. San Rafael, CA Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion TCE/TA > 8.0% and LTM Core ROAA > 1.60% Ticker Company Name City, State CHCO City Holding Co. Cross Lanes, WV CBU Community Bank System Inc. De Witt, NY CVBF CVB Financial Corp. Ontario, CA FFIN First Financial Bankshares Abilene, TX GBCI Glacier Bancorp Inc. Kalispell, MT HTH Hilltop Holdings Inc. Dallas, TX IBOC International Bancshares Corp. Laredo, TX LKFN Lakeland Financial Corp. Warsaw, IN WAL Western Alliance Bancorp Phoenix, AZ Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion Ticker Company Name City, State AMTB Amerant Bancorp Inc. Coral Gables, FL CHCO City Holding Co. Cross Lanes, WV FBK FB Financial Corp. Nashville, TN FBNC First Bancorp Southern Pines, NC RNST Renasant Corp. Tupelo, MS SBCF Seacoast Banking Corp. of FL Stuart, FL TOWN TowneBank Portsmouth, VA TRMK Trustmark Corp. Jackson, MS UCBI United Community Banks Inc. Blairsville, GA Note: Financial data as of March 31, 2020 Source: S&P Global Market Intelligence 39